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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Centura Banks, Inc.


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                 /s/ KPMG Peat Marwick LLP
                                                 KPMG Peat Marwick LLP

Raleigh, North Carolina
January 23, 1998